Significant Acquisition And Equity Transactions	12 Months Ended
Mar. 31, 2015
Significant acquisition and equity transactions
Significant acquisition and equity transactions

4.  Significant equity transactions and acquisitions

Equity transactions

(a)  Initial public offering

On September 24, 2014, the Company completed its initial public offering on the New York Stock Exchange under the symbol of "BABA." The Company offered 123,076,931 American Depositary Shares, or ADS, and other selling shareholders, including Yahoo, among others, offered an aggregate of 197,029,169 ADSs. Each ADS represents one ordinary share and was sold to the public at US$68.00 per ADS. On the same date of the initial public offering, the underwriters exercised in full the option to purchase an additional 26,143,903 ADSs and 21,871,997 ADSs at US$68.00 per ADS from the Company and certain other selling shareholders respectively. Net proceeds raised by the Company from the initial public offering amounted to US$10.0 billion after deducting underwriting discounts and commissions and other offering expenses.

(b)  Restructuring of Payment Services

Restructuring of Payment Services in 2011

Pursuant to the regulations issued by the People's Bank of China, non-bank payment companies were required to obtain a license in order to operate a payment business in the PRC. These regulations provided specific guidelines for license applications only for domestic PRC-owned entities. These regulations stipulated that, in order for any foreign-invested payment company to obtain a license, the scope of business, the qualifications of any foreign investor and any level of foreign ownership would be subject to future regulations to be issued, which in addition would require approval by the PRC State Council. Further, the regulations required that any payment company that failed to obtain a license must cease operations by September 1, 2011. Although Alipay was prepared to submit its license application in early 2011, at that time the PBOC had not issued any guidelines applicable to license applications for foreign-invested payment companies. In light of the uncertainties relating to the license qualification and application process for a foreign-invested payment company, the Company's management determined that it was necessary to restructure Alipay as a company wholly-owned by PRC nationals in order to avail Alipay of the specific licensing guidelines applicable only to domestic PRC-owned entities. Accordingly, the Company divested all of its interest in and control over Alipay, which resulted in deconsolidation of Alipay from the financial statements.

As part of the restructuring, the loan extended for the funding of paid-in capital of Zhejiang Ant Small and Micro Financial Services Company, Ltd. (formerly known as Zhejiang Alibaba E-Commerce Co., Ltd.) ("Ant Financial Services") that held the equity interests of Alipay was repaid by the management members in full to the Company. Certain agreements entered into between the Company and Ant Financial Services, such as the loan agreement, the pledge agreement for the same equity interests held by certain management members of the Company, the option agreement to acquire the equity interests in Ant Financial Services when permitted by the PRC laws, among others (the "Agreements"), which allowed the Company to control Ant Financial Services, were also terminated.

Following the restructuring during the year ended March 31, 2011, the Company has not consolidated or equity accounted for the entities engaging in Payment Services because the Company has no direct and indirect investment in and does not control or have significant influence over Ant Financial Services, Alipay and their subsidiaries.

During the year ended March 31, 2012, the Company entered into the following commercial arrangements, among others, with APN Ltd., a company owned by two directors of the Company, Yahoo, SoftBank, Alipay, Ant Financial Services, and Ant Financial Services's equity holders, setting out the mechanism for the future collaboration among the relevant parties relating to the Payment Services:

(i)	Framework Agreement

Pursuant to the terms of the Framework Agreement, the Company will receive from Ant Financial Services an amount equal to 37.5% of the equity value of Alipay less US$500 million (RMB3,100 million), being the face value of the Promissory Note payable, upon a Liquidity Event as defined in this agreement (the "Liquidity Payment"). Under no circumstances will the amount of the Liquidity Payment plus US$500 million be less than US$2.0 billion (RMB12.4 billion) or more than US$6.0 billion (RMB37.2 billion), subject to certain increases and additional payments if a Liquidity Event does not occur by the sixth anniversary of the agreement. If a Liquidity Event does not occur by the tenth anniversary of this agreement, the Company will have a right to demand Ant Financial Services and Alipay to effect a Liquidity Event as soon as practicable, provided that the equity value or enterprise value of Alipay at such time exceeds US$1.0 billion (RMB6.2 billion). If the Liquidity Event is demanded by the Company, the minimum amount of US$2.0 billion (RMB12.4 billion) described above will not apply to the Liquidity Payment, unless the Liquidity Event is effected by means of a transfer of more than 37.5% of the securities of Alipay. Upon payment of the Liquidity Payment, certain assets and intellectual property related to the operations of Payment Services, which were retained by the Company (the "Retained Business Assets"), will be transferred to Alipay.

"Liquidity Event" means the earliest to occur of: (a) a qualified initial public offering of Alipay; (b) a transfer of 37.5% or more of the securities of Alipay; or (c) a sale of all or substantially all of the assets of Alipay.

In addition, the Company received a non-interest bearing promissory note (the "Promissory Note") in the principal amount of US$500 million (RMB3,100 million) with a seven-year maturity from APN Ltd. The Promissory Note was secured by a pledge of 50 million ordinary shares of the Company, which were contributed by two directors of the Company to APN Ltd. The Promissory Note formed part of the consideration for the transfer of the Retained Business Assets upon the Liquidity Event and the Promissory Note was payable upon the earlier of the occurrence of the Liquidity Event or December 14, 2018. The Framework Agreement was subsequently amended and pursuant to the terms of the amendment, the Promissory Note was cancelled and the amount of the Liquidity Payment which the Company would be entitled to receive in the event of a Liquidity Event was increased by US$500 million, the principal amount of the cancelled Promissory Note.

(ii)	Intellectual Property License and Software Technology Services Agreement ("IPLA")

Under the terms of this agreement, the Company licenses certain intellectual property and provides certain software technology services to Alipay in exchange for a royalty fee and software technology services fee in an amount equal to the costs incurred by the Company in providing the software technology services plus 49.9% of the consolidated pre-tax income of Alipay and its subsidiaries, subject to downward adjustments upon certain dilutive equity issuances by Ant Financial Services or Alipay, but in no case below 30.0%. If Alipay incurs a pre-tax loss, the fee that the Company would charge Alipay would equal the costs incurred by the Company in providing the software technology services. This agreement will terminate at the earlier of (a) the payment of the Liquidity Payment, and (b) such time when termination may be required by applicable regulatory authorities in connection with a qualified initial public offering by Alipay.

(iii)	Commercial Agreement

Under the terms of this agreement, the Company receives payment processing services from Alipay, the fee rate for which is subject to review and approval by the Company's independent directors designated by Yahoo and SoftBank on an annual basis (the "Payment Processing Fee"). This agreement has an initial term of fifty years and shall be renewable thereafter. If the commercial agreement is required by applicable regulatory authorities to be modified in certain circumstances, a one-time payment may be payable to the Company by Ant Financial Services as compensation for the impact of such adjustment. Expenses in connection with the Payment Processing Fee of RMB1,646 million, RMB2,349 million and RMB3,853 million were recorded in cost of revenue in the consolidated income statements for the years ended March 31, 2013, 2014 and 2015, respectively (Note 22).

All closing conditions attached to the Framework Agreement and related supplemental arrangements were fulfilled in December 2011.
Restructuring of Payment Services in 2014

The Framework Agreement and related supplemental arrangements were terminated in August 2014 upon the restructuring of the commercial agreements with Payment Services when the Company entered into a share and asset purchase agreement (the "SAPA") with Ant Financial Services, the other parties to the Framework Agreement entered into in 2011, Hangzhou Junhan Equity Investment Partnership ("Junhan") and Hangzhou Junao Equity Investment Partnership, a PRC limited partnership the interests in which are held by certain members of the Alibaba Partnership.

Pursuant to the SAPA, the Company agreed to sell, subject to receipt of regulatory approvals and other customary closing conditions, certain equity interests and assets primarily relating to the micro loan business and related services (the "Transferred Business") to Ant Financial Services for aggregate cash consideration of RMB3,219 million. In addition, the Company entered into software system use and service agreements with Ant Financial Services relating to the know-how and related intellectual property that the Company has agreed to sell together with the micro loan business and related services. In calendar years 2015 to 2017, the Company will receive an annual fee equal to 2.5% of the average daily book balance of the micro loans managed by Ant Financial Services. In calendar years 2018 to 2021, the Company will receive an annual fee equal to the amount paid for the calendar year 2017 (together with the fees received in calendar years 2015 to 2017, the "SME Annual Fee"). The SME Annual Fee of RMB90 million was recorded in other revenue in the consolidated financial statements for the year ended March 31, 2015.

In connection with the SAPA, the Company also entered into an amendment and restatement of the Intellectual Property License and Software Technology Services Agreement (the "Amended IPLA"), pursuant to which the Company licenses certain intellectual property and provides certain software technology services related to Alipay's current operations and the Transferred Business. Under the Amended IPLA, the Company will receive royalty streams and a service fee (collectively, the "Amended IPLA Payments") which will be paid at least annually, amounting to the sum of an expense reimbursement plus 37.5% of the consolidated pre-tax income of Ant Financial Services, subject to certain adjustments. In addition, if the Company acquires any equity interest in Ant Financial Services, the Company will transfer an agreed portion of the underlying intellectual property to Ant Financial Services at the time of such equity issuance. At the same time, the Amended IPLA Payments will also be reduced in proportion to such equity issuances made to the Company.

Income in connection with the royalty fee and software technology services fee under IPLA and the Amended IPLA Payments, net of costs incurred by the Company, of RMB277 million, RMB1,764 million and RMB1,667 million was recorded in other income in the consolidated income statements for the years ended March 31, 2013, 2014 and 2015, respectively (Note 22).

Pursuant to the terms of the SAPA, in the event of an initial public offering of Ant Financial Services or Alipay at an implied equity value exceeding US$25 billion which results in gross proceeds of at least US$2 billion (a "Qualified IPO"), if the Company's total ownership of equity interests in Ant Financial Services has not reached 33%, the Company would be entitled at its election to receive a one-time payment equal to 37.5% of the equity value of Ant Financial Services as determined immediately prior to such Qualified IPO. There is no cap on the maximum value of such liquidity event payment. If the Company acquires equity interests in Ant Financial Services in an aggregate amount less than 33%, the percentage of Ant Financial Services's equity value used to calculate such liquidity event payment will be reduced proportionately.

In lieu of receiving such liquidity event payment, the Company may elect to continue to receive the Amended IPLA Payments in perpetuity, subject to the receipt of regulatory approvals. In connection with a Qualified IPO and if the Company so elects, Ant Financial Services must use its commercially reasonable efforts to obtain the required approvals for continued payments under the Amended IPLA. If such approvals are not obtained, Ant Financial Services will pay the liquidity event payment as described above to the Company.

The SAPA provides for future potential equity issuances to the Company by Ant Financial Services. In the event that Ant Financial Services applies for and receives certain PRC regulatory approvals in the future, Ant Financial Services will issue and the Company will purchase newly issued equity interests in Ant Financial Services up to a 33% equity interest, or such lesser equity interest as may be permitted by the regulatory approvals. If the liquidity event payment described above has not become payable upon a Qualified IPO of Ant Financial Services, the Company's right to acquire equity interests up to the full 33% equity interest will continue after such Qualified IPO. However, the maximum equity interest that the Company is entitled to acquire will be reduced in proportion to any dilutive equity issuances by Ant Financial Services in and following such Qualified IPO. If the Company acquires an equity interest in Ant Financial Services pursuant to this arrangement which is below 33%, the liquidity event payment amount and the profit sharing arrangement under the Amended IPLA will be proportionately reduced based on the amount of equity interests acquired by the Company.

Concurrently with the SAPA, the Company entered into other ancillary agreements, including a data sharing agreement, an SME loan cooperation agreement, a trademark agreement, and an amended and restated shared services agreement. The Company also entered into a binding term sheet in respect of a technology services agreement, pursuant to which the Company agreed to provide certain cloud computing, database service and storage, large-scale computing services and certain other services to Ant Financial Services on a cost-plus basis. In addition, the existing Alipay Commercial Agreement will continue as currently in effect.

The terms of the SAPA, the Amended IPLA and other ancillary agreements took effect immediately upon their execution in August 2014. The transfer of the Transferred Business was completed in February 2015, a gain on disposal of RMB306 million was recorded in interest and investment income, net of the consolidated financial statements for the year ended March 31, 2015. Certain assets and liabilities, such as restricted cash and escrow receivables of RMB3,495 million, loan receivables, net of RMB23,363 million, secured borrowings of RMB15,417 million and escrow money payable of RMB3,495 million were derecognized from the consolidated balance sheet of the Company upon the completion of the transfer of the Transferred Business.

For accounting purposes, the fair value of the restructured arrangement exceeded the fair value of the pre-existing arrangement with Ant Financial Services by RMB1.3 billion. As Ant Financial Services is controlled by a director and major shareholder of the Company, the excess value provided to the Company in this related party transaction is accounted for as an equity contribution by the shareholder as restructuring reserve in the statement of changes in shareholders' equity. Given the nature of this transaction, the corresponding asset representing the excess value receivable by the Company is accounted for as a deduction from equity and amortized as an expense in the consolidated income statements over the expected term of the restructured arrangement which is estimated to be 5 years. The amortization of the excess value of RMB166 million was recorded in the other income, net of the consolidated income statement for the year ended March 31, 2015. Furthermore, the Company accounts for the Amended IPLA Payments and the SME Annual Fee in the periods when the services are provided, where such payments are expected to approximate the estimated fair values of the services provided.

(c)  Privatization of Alibaba.com Limited

In May 2012, the proposal to privatize Alibaba.com Limited by way of a scheme of arrangement under Section 86 of the Cayman Islands Companies Law was approved by a sufficient majority of the independent shareholders of Alibaba.com Limited. As part of the privatization, all outstanding shares of Alibaba.com Limited, other than those held by the Company were cancelled in exchange for a cash payment of HK$13.50 per share, for a total amount of RMB15.1 billion. On June 20, 2012, the scheme of arrangement was approved and the listing of the shares in Alibaba.com Limited on the Hong Kong Stock Exchange was withdrawn. The rationale for the privatization was to enable Alibaba.com Limited to enhance and realign its strategies with a focus on longer term benefits to its business. Further, all outstanding share-based awards relating to shares of Alibaba.com Limited were cancelled in exchange for an agreement to make a cash payment to the holders of the awards. The Company offered HK$13.50 for each RSU and restricted share and an amount equal to HK$13.50 minus the relevant exercise price for each share option. The agreement provided that the cash payment to former holders of such awards would be made by the Company in accordance with the pre-existing vesting schedules for the original grants of the awards. As of March 31, 2013, 2014 and 2015, the Company had commitments to pay RMB384 million, RMB133 million and RMB34 million, respectively, upon vesting of such cancelled share-based awards, of which RMB238 million, RMB87 million and RMB25 million was accrued expenses, accounts payable and other current liabilities on the consolidated balance sheets, respectively. During the year ended March 31, 2013, the incremental share-based compensation expense of RMB64 million was recognized in the consolidated income statement in connection with the modification with respect to the cash settlement of the vested awards. Following the privatization, Alibaba.com Limited became a wholly-owned subsidiary of the Company, which resulted in a reduction in noncontrolling interest of RMB2,636 million.

(d)  Repurchase of Ordinary Shares from Yahoo

In September 2012, the Company completed the repurchase of 523 million ordinary shares from Yahoo for a total consideration of US$7.1 billion (RMB44.9 billion) (the "Initial Repurchase"). Out of the total consideration, US$6.3 billion (RMB39.8 billion) was paid in cash and the balance was settled in preference shares of the Company with a liquidation preference amount of US$800 million (RMB5.1 billion) (the "Redeemable Preference Shares"). The shares repurchased from Yahoo were subsequently retired by the Company during the year ended March 31, 2013. Further, the repurchase agreement, as amended, provided that upon a qualified initial public offering of the Company meeting certain specified criteria (a "Qualified IPO of the Company"), Yahoo must sell or transfer, at the Company's election, up to 140 million ordinary shares either in the Qualified IPO of the Company or to the Company at the initial public offering price per share in the Qualified IPO of the Company less certain specified fees and commissions. In connection with the Company's initial public offering in September 2014, Yahoo sold 140 million ADSs representing 140 million ordinary shares of the Company.

The holders of the Redeemable Preference Shares were entitled to cumulative, semi-annual dividends at a rate of up to 10% per annum, subject to certain adjustments tied to the credit assessment of the Company, with at least 3% per annum payable in cash on pre-determined dividend payment dates and the remaining amount accrued to the liquidation preference. The Redeemable Preference Shares were redeemable at an amount equal to the liquidation preference plus accrued and unpaid dividends at the Company's option at any time, and were mandatorily redeemable at the earlier of the tenth anniversary of the closing date of their issuance or the occurrence of certain specified events. The Redeemable Preference Shares had no voting rights and are not convertible into ordinary shares. For accounting purposes, the Redeemable Preference Shares were classified as liabilities because they are mandatorily redeemable by the Company. Dividends on the Redeemable Preference Shares amounting to RMB271 million and RMB96 million for the years ended March 31, 2013 and 2014, respectively, were recognized as interest expense in the consolidated income statements and credited to accrued expenses, accounts payable and other current liabilities on the balance sheets. The Redeemable Preference Shares were subsequently redeemed in May 2013.

Concurrent with the closing of the Initial Repurchase, the Company and Yahoo amended the existing Technology and Intellectual Property Licensing Agreement ("TIPLA"), pursuant to which the Company made a lump sum payment in the amount of US$550 million (RMB3,487 million) to Yahoo. Under the amended agreement, the existing royalty payment arrangement now continues until the fourth anniversary of the effective date of the amendment, unless a Qualified IPO of the Company is consummated at an earlier date which would terminate the royalty payment arrangement upon the consummation of a Qualified IPO of the Company. The lump sum payment of US$550 million (RMB3,487 million) was recognized as an expense in full immediately.

The Initial Repurchase and the lump sum royalty payment described above were financed by the Redeemable Preference Shares as well as by (i) the issuance of ordinary shares of the Company for total proceeds of US$2.6 billion (RMB16.4 billion); (ii) the issuance of convertible preference shares of the Company with a liquidation preference of US$1.7 billion (RMB10.7 billion) (the "Convertible Preference Shares"), net of issuance cost of RMB157 million; (iii) certain loan facilities obtained by the Company; and (iv) existing cash of the Company.

The Convertible Preference Shares were redeemable at an amount equal to their liquidation preference plus accrued and unpaid dividends at the Company's option at any time subsequent to the first anniversary of the issue date if certain conditions were met, and were mandatorily redeemable on the fifth anniversary of the issue date unless previously redeemed. The holders of the Convertible Preference Shares were entitled to semi-annual dividends at a pre-determined rate until such shares were redeemed. Such dividend rate shall be 2.0% per annum prior to the second anniversary of the issuance date, 5.0% per annum commencing on the second anniversary of the issuance date until the mandatory redemption date, and 8.0% per annum thereafter until the Convertible Preference Shares were redeemed or converted into ordinary shares. The Convertible Preference Shares were convertible at the holder's option at any time at an initial conversion price of US$18.50 per share subject to certain adjustments, and shall be mandatorily converted concurrently with the closing of a qualified IPO as defined in the Convertible Preference Share purchase agreement. The holders of such shares had no voting rights. The Convertible Preference Shares were classified in the mezzanine section between liabilities and equity on the balance sheets due to their mandatory redemption provision. Costs incurred in connection with the issuance of the Convertible Preference Shares were recorded as a reduction of the related proceeds received, and the related accretion was charged against additional paid-in capital over the period from the issuance date until the mandatory redemption date of such shares. The Convertible Preference Shares were subsequently converted into ordinary shares of the Company upon the closing of the Company's initial public offering in September 2014 (Note 4(a)).

Mergers and acquisitions

(e)  Acquisition of AutoNavi Holdings Limited ("AutoNavi")

In May 2013, the Company completed an investment of newly issued ordinary shares and convertible preferred shares in AutoNavi representing a 28% equity interest on a fully-diluted basis. AutoNavi is a provider of digital map content and navigation and location based solutions in the PRC that was listed on the Nasdaq Global Select Stock Market ("Nasdaq"). The investment in convertible preferred shares of RMB1,285 million was accounted for under the cost method given that the convertible preferred shares were not considered in-substance common stock due to the existence of certain terms such as liquidation preference over ordinary shares, and the investment in ordinary shares of RMB533 million was accounted for under the equity method given the existence of significant influence.

In July 2014, the Company completed an acquisition of all of the issued and outstanding shares of AutoNavi that the Company did not previously own. Following the completion of the transaction, AutoNavi became a wholly-owned subsidiary of the Company and the listing of the ADS of AutoNavi on the Nasdaq was withdrawn.

The total cash consideration of US$1,032 million (RMB6,348 million) was paid upon the closing of the transaction. The allocation of the purchase price at the date of acquisition is summarized as follows:

Amounts
(in millions of RMB)
Net assets acquired	2,236
Amortizable intangible assets (i)
User base and customer relationships	255
Trade names, trademarks and domain names	249
Developed technology and patents	1,387
Goodwill	4,380
Deferred tax assets	72
Deferred tax liabilities	(284)

Total	8,295

Amounts
(in millions of RMB)
Total purchase price comprised of:
- cash consideration	6,348
- fair value of previously held equity interests	1,947

Total	8,295

(i)	Acquired amortizable intangible assets have estimated amortization periods not exceeding four years and a weighted-average amortization period of 3.0 years.

A gain of RMB284 million was recognized in relation to the revaluation of previously held equity interest relating to the step acquisition of AutoNavi in interest and investment income, net in the consolidated income statement for the year ended March 31, 2015. As AutoNavi was a publicly listed company prior to this step acquisition, the fair value of the previously held equity interest was estimated based on the market price upon the completion of the transaction, with an adjustment made to remove the effect of control premium embedded in the transaction price.

The rationale for this transaction is to enable the Company to expand its products and services. The Company believes the acquisition will help to develop and provide online-to-offline/offline-to-online commerce and location-based services to its mobile commerce user base. Goodwill arising from this acquisition was attributable to the synergies expected from the combined operations of AutoNavi and the Company, the assembled workforce and the future development initiatives of the assembled workforce to enhance the mobile offerings of the Company beyond e-commerce.

(f)  Acquisition of Alibaba Pictures Group Limited (formerly known as ChinaVision Media Group Ltd.) ("Alibaba Pictures")

In June 2014, the Company completed an investment in newly issued ordinary shares representing an approximately 60% equity interest in Alibaba Pictures. Alibaba Pictures is a producer of movies and television programs in the PRC that is listed on the Hong Kong Stock Exchange.

The total purchase price consisted of cash consideration of HK$6,244 million (RMB4,955 million) which represented a price of HK$0.50 per share. The allocation of the purchase price at the date of acquisition is summarized as follows:

Amounts
(in millions of RMB)
Net assets acquired (i)	5,899
Amortizable intangible assets (ii)
User base and customer relationships	4
Trade names, trademarks and domain names	95
Others	38
Goodwill	9,759
Deferred tax assets	13
Deferred tax liabilities	(17)
Noncontrolling interests (iii)	(10,836)

Total	4,955

(i)	Net assets include the cash consideration of RMB4,955 million.
(ii)	Acquired amortizable intangible assets have estimated amortization periods not exceeding three years and a weighted-average amortization period of 2.5 years.
(iii)

Given that the trading of Alibaba Pictures shares was suspended from August 2014 onwards pending the investigation of certain non-compliant matters, the Company determined that the closing market price of HK$1.60 per share as of the acquisition date may not be a reliable estimate of the fair value of the noncontrolling interest and the Company recorded the noncontrolling interest at the purchase price of HK$0.50 per share in the preliminary purchase price allocation. However, subsequent to the date of resumption of trading in December 2014, the Company made a measurement period adjustment with reference to the traded market price as of the acquisition date in measuring the fair value of the noncontrolling interest based on the fact that it approximated the closing price on the date of resumption of trading in December 2014, which is reflective of the market's reaction to the non-compliant matters and the inspection results in connection therewith which existed as of the acquisition date. The adjustment to the preliminary purchase price allocation impacted goodwill, intangible assets, deferred tax assets and noncontrolling interest and are reflected in the table above.

The rationale for this transaction is to enable the Company to expand its products and services. The Company believes the acquisition will help to advance the Company's vision of making media entertainment available to its customers. Goodwill arising from this acquisition was attributable to the synergies expected from the combined operations of Alibaba Pictures and the Company, the assembled workforce and their knowledge and experience in the entertainment and media industry in the PRC.

Subsequently in June 2015, Alibaba Pictures entered into a placing agreement with certain independent placing agents in relation to the placing for certain ordinary shares at the placing price of HK$2.90 per share. The aggregate gross proceeds from such placing amounted to approximately HK$12,179 million (RMB9,647 million). The Company's equity interest in Alibaba Pictures was diluted from 59.4% to 49.5% upon completion of this transaction.

(g)  Acquisition of UCWeb Inc. ("UCWeb")

In June 2014, the Company exchanged all of the issued and outstanding shares in UCWeb held by the other shareholders that the Company did not previously own. Prior to this transaction, UCWeb was an equity investee which was accounted for under the cost method and was 66% owned by the Company with a carrying amount of RMB4,394 million. UCWeb is a developer of mobile web browsers in the PRC.

The total exchange consideration consisted of 12.3 million restricted shares and RSUs of the Company and approximately US$458 million (RMB2,826 million) in cash. Out of the total exchange consideration, 3.4 million restricted shares and RSUs which is classified as equity, as well as approximately cash consideration of US$126 million (RMB777 million) to be settled on a deferred basis. The fair value of restricted shares and RSUs approximate US$613 million (RMB3,782 million) as of the acquisition date.

The allocation of the purchase price at the date of acquisition is summarized as follows:

Amounts
(in millions of RMB)
Net assets acquired (i)	1,159
Amortizable intangible assets (ii)
User base and customer relationships	106
Trade names, trademarks and domain names	591
Developed technology and patents	561
Non-compete agreements	1,823
Goodwill	10,376
Deferred tax liabilities	(21)

Total	14,595

Total purchase price comprised of:
- cash consideration	2,826
- share-based consideration	3,782
- fair value of previously held equity interests	7,987

Total	14,595

(i)	Net assets acquired included noncontrolling interests of RMB220 million that is classified as mezzanine equity.
(ii)	Acquired amortizable intangible assets have estimated amortization periods not exceeding four years and a weighted-average amortization period of 3.4 years.

A gain of RMB3,593 million was recognized in relation to the revaluation of previously held equity interest relating to the step acquisition of UCWeb in interest and investment income, net in the consolidated income statements for the year ended March 31, 2015. The fair value of the previously held equity interest was measured using an income approach determined by the Company. As UCWeb is a private company, the fair value of the previously held equity interest is estimated based on significant inputs that market participants would consider, which mainly include revenue growth rate, operating margin, discount rate and adjustments for lack of control.

The rationale for this transaction is to enable the Company to increase user acquisition and engagement. The Company believes the acquisition will help to provide the Company with access to mobile users. Goodwill arising from this acquisition was attributable to the synergies expected from the combined operations of UCWeb and the Company, the assembled workforce and the future development initiatives of the assembled workforce to enhance the mobile offerings of the Company beyond e-commerce.

(h)  Acquisition of Shenzhen OneTouch Business Services Ltd. ("OneTouch")

In May 2014, the Company completed an acquisition of the remaining interests of OneTouch. The total purchase price consisted of cash consideration of RMB790 million and contingent consideration with a fair value of RMB1,094 million. Prior to this transaction, the Company had previously invested 65% interest in OneTouch by cash consideration and contingent consideration in 2011 and OneTouch was an equity investee which was accounted for under the equity method with a carrying amount of RMB196 million. OneTouch is a provider of comprehensive export-related services tailored to the needs of small businesses in the PRC, including customs clearance, logistics, cargo insurance, currency exchange, tax refund, financing and certification.

The allocation of the purchase price at the date of acquisition is summarized as follows:

Amounts
(in millions of RMB)
Net assets acquired	105
Amortizable intangible assets (i)
User base and customer relationships	25
Trade names, trademarks and domain names	196
Developed technology and patents	4
Non-compete agreements	703
Goodwill	3,998
Deferred tax liabilities	(232)

Total	4,799

Total purchase price comprised of:
- cash consideration	790
- contingent cash consideration	1,094
- fair value of previously held equity interests	2,915

Total	4,799

(i)	Acquired amortizable intangible assets have estimated amortization periods not exceeding five years and a weighted-average amortization period of 4.5 years

The amount of the contingent consideration will be determined based on a formula tied to certain future operating targets of OneTouch for the year ending March 31, 2017, which will not exceed RMB3,420 million. The fair value of the contingent consideration included in the total purchase price represents a probability-weighted outcome based on the Company's analysis of the likelihood of the various scenarios underlying this arrangement. A gain of RMB2,719 million was recognized in relation to the revaluation of previously held equity interest relating to the step acquisition of OneTouch in interest and investment income, net in the consolidated income statements for the year ended March 31, 2015.

The fair value of the previously held equity interest was measured using an income approach determined by the Company. As OneTouch is a private company, the fair value of the previously held equity interest is estimated based on significant inputs that market participants would consider, which mainly include revenue growth rate, operating margin, discount rate and adjustments for lack of control.

The rationale for this transaction is to enable the Company to expand its products and services. The Company believes the acquisition will help to serve the sellers on the international wholesale marketplace by adding a wide range of export-related value-added services. Goodwill arising from this acquisition was attributable to the synergies expected from the combined operations of OneTouch and the Company, the assembled workforce and their knowledge and experience surrounding export-related services to small businesses in the PRC.

As of March 31, 2013, 2014 and 2015 the Company assessed the operating and financial targets in connection with the previous and current contingent consideration arrangements, and revised the fair value of the contingent consideration payable. As a result, the Company recognized an increase in fair value of contingent consideration of RMB22 million, RMB178 million and RMB85 million in the consolidated income statements for the years ended March 31, 2013, 2014 and 2015, respectively.

(i)   Other acquisitions

Other acquisitions that constitute business combinations are summarized in the following table:

	Year ended March 31,
	2013	2014	2015
	(in millions of RMB)
Net assets	540	24	266
Identifiable intangible assets	104	486	421
Deferred tax assets	—	—	5
Deferred tax liabilities	(23)	(29)	(95)

	621	481	597
Noncontrolling interests	(294)	—	(269)

Net identifiable assets acquired	327	481	328
Goodwill	152	543	1,806

Total purchase consideration	479	1,024	2,134
Fair value of previously held equity interests	(300)	—	(107)
Purchase consideration settled	(96)	(731)	(1,927)

Contingent/deferred consideration as of year end	83	293	100

Total purchase consideration comprised of:
- cash consideration	140	843	2,027
- fair value of previously held equity interests	300	—	107
- share-based consideration	39	181	—

Total	479	1,024	2,134

In addition, during the year ended March 31, 2013, the Company completed an acquisition of the remaining noncontrolling interests of a partially owned subsidiary of which the Company held 79.1% of the economic interests immediately prior to the acquisition. The total purchase price consisted of cash consideration of RMB335 million, as well as ordinary shares, the fair value of which equaled RMB141 million as of the acquisition date which was recorded as an equity transaction.

A loss of RMB4 million, nil and RMB61 million in relation to the revaluation of previously held equity interest was recognized in the consolidated income statement for the years ended March 31, 2013, 2014 and 2015.

Pro forma results of operations for the acquisitions described above have not been presented because they are not material to the consolidated income statements, either individually or in aggregate.

Equity investments and others

(j)   Investment in Meizu Technology Corporation Limited ("Meizu")

In February 2015, the Company completed an investment in convertible preferred shares of Meizu representing an equity interest of approximately 29% on a fully-diluted basis. Meizu is one of the leading smartphone manufacturers in the PRC. The total cash consideration of US$590 million (RMB3,619 million) was paid upon the closing of the transaction. The convertible preferred shares are not considered in-substance common stock given that such shares contain certain terms such as dividend and liquidation preferences over ordinary shares. As a result, the investment in convertible preferred shares is accounted for under the cost method (Note 14).

(k)  Investment in Intime Retail (Group) Company Limited ("Intime")

In July 2014, the Company completed the subscription for newly issued ordinary shares representing a 9.9% equity interest in Intime. Intime is one of the leading department store operators in the PRC that is listed on the Hong Kong Stock Exchange. In addition, the Company completed a subscription for a convertible bond which is convertible into ordinary shares of Intime and upon conversion would increase the Company's equity interest in Intime to approximately 26%. The convertible bond has a maturity date which is the third anniversary of the issue date of the bond unless previously converted or redeemed upon the occurrence of certain redemption events, and bears an interest of 1.5% per annum on the principal amount of the bond. The total cash consideration of HK$5,368 million (RMB4,264 million) was paid upon the closing of the transaction. The investment in ordinary shares in Intime is accounted for as an available-for-sale security and the investment in the convertible bond is accounted for under the fair value option (Note 12).

(l)  Investment in Singapore Post Limited ("SingPost")

In July 2014, the Company completed the acquisition of ordinary shares in SingPost, which consists of newly issued ordinary shares and existing ordinary shares held in treasury by SingPost, representing approximately 10% of the issued share capital of SingPost. SingPost is a national post service provider in Singapore and a leading provider of e-commerce logistics solutions in the Asia-Pacific region that is listed on the Singapore Exchange. The total purchase price of approximately S$313 million (RMB1,548 million) has been paid upon the closing of the transaction. Such investment is accounted for as an available-for-sale security (Note 12).

(m) Investment in Youku Tudou Inc. ("Youku Tudou")

In May 2014, the Company completed an acquisition of ordinary shares representing an effective equity interest of 16.5% on a fully-diluted basis in Youku Tudou. Youku Tudou, a company that is listed on the New York Stock Exchange, is one of the Internet television companies in the PRC. The cash consideration of US$1,090 million (RMB6,723 million) was paid and the Company appointed one director to Youku Tudou upon the closing of the transaction. Such investment is accounted for under the equity method (Note 14). Out of the total purchase consideration, RMB918 million was allocated to amortizable intangible assets, RMB4,158 million was allocated to goodwill, RMB230 million was allocated to deferred tax liabilities and RMB1,877 million was allocated to net assets acquired.

(n)  Investment in Alibaba Health Information Technology Limited (formerly known as CITIC 21CN Company Limited) ("Alibaba Health")

In April 2014, the Company completed an acquisition of newly issued ordinary shares representing an effective equity interest of approximately 38% in Alibaba Health. Alibaba Health, a company that is listed on the Hong Kong Stock Exchange, is primarily engaged in the business of developing product identification, authentication and tracking system for pharmaceutical and medical products in the PRC. The cash consideration of HK$932 million (RMB741 million) was paid upon the closing of the transaction. Such investment is accounted for under the equity method (Note 14). Out of the total purchase consideration, RMB100 million was allocated to amortizable intangible assets, RMB157 million was allocated to goodwill, RMB25 million was allocated to deferred tax liabilities and RMB509 million was allocated to net assets acquired.

(o)  Investment in Weibo Corporation ("Weibo")

In April 2014, in connection with Weibo's initial public offering, the Company acquired additional shares of Weibo for an aggregate purchase price of US$449 million (RMB2,764 million) pursuant to the option to increase the equity interest by the Company in Weibo to approximately 30% on a fully-diluted basis (including the shares to be issued in connection with Weibo's initial public offering). Weibo is a social media platform in the PRC that is listed on the Nasdaq. All preferred shares previously held by the Company were automatically converted into ordinary shares upon completion of Weibo's initial public offering. Prior to the transaction, Weibo was an equity investee accounted for under the cost method in which the Company initially acquired an 18% equity interest on a fully-diluted basis for a cash consideration of US$586 million (RMB3,645 million) in April 2013. After the transaction in April 2014, such investment is accounted for under the equity method (Note 14). Out of the total purchase consideration, which included the cash purchase price and the carrying amount of the previously held interest in Weibo, RMB1,126 million was allocated to amortizable intangible assets, RMB3,978 million was allocated to goodwill, RMB282 million was allocated to deferred tax liabilities and RMB1,548 million was allocated to net assets acquired.

(p)  Investment in Haier Electronics Group Co., Ltd. ("Haier")

In March 2014, the Company completed an acquisition of ordinary shares representing an approximately 2% equity interest in Haier, a company that is listed on the Hong Kong Stock Exchange, which is principally engaged in the research, development, manufacture and sale of electrical appliances, especially large electrical appliances such as refrigerators and air conditioners. The purchase price consisted of cash consideration of HK$965 million (RMB763 million). Such investment is accounted for as an available-for-sale investment security (Note 12).

In addition, the Company completed an acquisition of a 9.9% equity interest in a wholly-owned subsidiary of Haier which is engaged in the logistics business in the PRC, and the purchase price consisted of cash consideration of HK$540 million (RMB427 million). Such investment is accounted for under the equity method given the existence of significant influence (Note 14). RMB252 million of the purchase price was allocated to amortizable intangible assets and goodwill, RMB20 million was allocated to deferred tax liabilities and RMB195 million was allocated to net assets acquired.

Furthermore, the Company completed a subscription for a convertible bond for a purchase price of HK$1,316 million (RMB1,044 million) which is either convertible into ordinary shares of Haier or exchangeable into a 24% equity interest in the logistics business of Haier, subject to the receipt of certain regulatory approvals. The entire convertible bond is accounted for under the fair value option and recorded under investment securities (Note 12).

(q)  Investment in Zhejiang Cainiao Supply Chain Management Co., Ltd. ("Cainiao")

In May 2013, the Company made a commitment to invest RMB2,150 million in a newly formed joint venture together with other third parties which owns Cainiao. In February 2014, the Company made a further commitment to invest an additional RMB250 million in the joint venture. Cainiao is the operator of a nationwide logistics infrastructure and information sharing system in the PRC, in which the Company owns a 48% equity interest. As of March 31, 2015, the Company invested a total amount of RMB2,400 million in Cainiao. For accounting purposes, the joint venture is accounted for under the equity method (Note 14).

Equity transactions and acquisitions that were not completed as of March 31, 2015

(r)   Establishment of a joint venture with Ant Financial Services

In June 2015, the Company and Ant Financial Services agreed to set up a joint venture under the brand name Koubei in which the Company's capital injection will include cash of RMB3.0 billion as well as injection of certain businesses. The joint venture will target to capture opportunities in the local services market with an initial focus on the food and beverage market in the PRC. The completion of this transaction is subject to a number of customary closing conditions.

(s)   Restructuring of Alibaba Health

In April 2015, the Company entered into a share purchase agreement with Alibaba Health pursuant to which the Company agreed to sell the operations of the Company's Tmall online pharmacy business to Alibaba Health. Immediately prior to the closing of this transaction, the Company owned an approximately 90% equity interest in Tmall online pharmacy business. The consideration for the sale of the Company's interests in Tmall online pharmacy business will be satisfied at completion by the issuance of certain ordinary shares and convertible bonds of Alibaba Health. The aggregate principal amount of the convertible bonds will be HK$2,160 million (RMB1,711 million). Upon the completion of the transaction, the Company's effective equity interest in Alibaba Health will be increased from approximately 38% to approximately 53%, and will be further increased to approximately 55% upon the conversion of the convertible bonds. The completion of this transaction is subject to a number of conditions including the approval by the shareholders of Alibaba Health and the listing committee of the Hong Kong Stock Exchange.

(t)   Investment in Beijing Shiji Information Technology Co., Ltd. ("Shiji Information")

In September 2014, the Company entered into a share purchase agreement Shiji Information,  pursuant to which the Company agreed to invest in newly issued ordinary shares which represent a 15% ownership interest in Shiji Information. Shiji Information, a company that is listed on Shenzhen Stock Exchange, is primarily engaged in the development and sale of hotel information management system software, system integration and technical service. The total cash consideration is expected to approximate RMB2,810 million. The completion of this transaction is subject to a number of customary closing conditions.